UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 2005
                                                 -------------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


           Delaware                    1-12001                 25-1792394
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)

     1000 Six PPG Place, Pittsburgh, Pennsylvania              15222-5479
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On December 9, 2005, Allegheny Technologies Incorporated issued a press release in which it announced actions designed to continue to increase shareholder value:
     o The Board of Directors increased ATI's quarterly dividend by 67% to $0.10 per share.
     o Capital investments for 2006 are expected to approximate $225 million, primarily aimed at growing ATI's high-value product capabilities.
     o ATI made a $100 million voluntary contribution to its U.S. defined benefit pension plan.

A copy of the press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit 99.1       Press release dated December 9, 2005.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLEGHENY TECHNOLOGIES INCORPORATED


                              By:    /s/ Jon D. Walton
                                     -------------------------------------------
                                     Jon D. Walton
                                     Executive Vice President, Human Resources,
                                     Chief Legal and Compliance Officer

Dated:  December 9, 2005


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                                  EXHIBIT INDEX
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        Exhibit 99.1                Press release dated December 9, 2005.